UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-22963

IDIRECT PRIVATE MARKETS FUND

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

60 EAST 42ND STREET, 26TH FLOOR, NEW YORK, NY 10165

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

INDIRA MAHADEO, ICAPITAL REGISTERED FUND ADVISER LLC

60 EAST 42ND STREET, 26TH FLOOR, NEW YORK, NY 10165

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 994-7400

DATE OF FISCAL YEAR END:3/31

DATE OF REPORTING PERIOD:3/31/26

Item 1. Reports to Stockholders.

(a)

iDirect
PRIVATE MARKETS FUND

iDirect Private Markets Fund
Annual Report

March 2026

iDirect Private Markets Fund
March 31, 2026

Table of Contents

Letter to Shareholders (Unaudited)	1
Report of Independent Registered Public Accounting Firm	7
Change in Independent Registered Public Accounting Firm (unaudited)	8
Portfolio Review (Unaudited)	9
Consolidated Portfolio of Investments	10
Consolidated Statement of Assets and Liabilities	12
Consolidated Statement of Operations	13
Consolidated Statements of Changes in Net Assets	14
Consolidated Statement of Cash Flows	15
Consolidated Financial Highlights	16
Notes to Consolidated Financial Statements	17
Approval of Investment Advisory Agreement (Unaudited)	29
Supplemental Information	31
Privacy Notice	33

Letter to Shareholders

Annual Report for the iDirect Private Markets Fund (the “Fund”)

Twelve-Month Period Ended March 31, 2026

Fund Overview

Diversifying into private markets has benefited investors by providing differentiated sources of return relative to traditional public markets and reducing overall portfolio volatility. Private equity has become a prominent component of long-term portfolio construction, particularly as a greater share of corporate innovation and value creation occurs away from public equities.1 We believe that private equity managers with scaled operational resources, deep sector expertise, and broad sourcing networks are favorably positioned to navigate an evolving market landscape and capitalize on attractive investment opportunities. Furthermore, alpha dispersion is more pronounced in private equity, which is why we choose to invest alongside a select group of identified Core Independent Managers2 — a distinct approach within our evergreen market. Through these relationships, the Fund offers diversified exposure to over 400 portfolio companies managed by leading private equity firms across a broad range of industries and geographies.

The Fund continues to grow and has now surpassed $1.2 billion of net assets. As shareholders may recall, in June 2023, the Fund expanded its Direct Access program3 beyond KKR to include Warburg Pincus and Vista. Our intent was to (i) transition from a single-manager strategy to a focused multi-manager framework, and (ii) build a larger growth component in the Fund; today, growth investments account for over 50% of the portfolio4. Our Direct Access arrangements provide the Fund with a high volume of deal flow alongside these three Core Independent Managers at institutional-style economics. Since expanding the program, the vast majority of the Fund’s new investments have been executed through Direct Access, with over $500 million deployed across 117 new deals5. In addition, by temporarily overweighting new investment allocations toward Warburg Pincus and Vista, the Fund has already achieved approximately 50% exposure to these two Core Independent Managers.

With this foundation in place, we believe the Fund is at an important inflection point as an increasing number of Direct Access investments progress from initial acquisition towards value creation. This stage of the investment lifecycle is typically characterized by financial results — associated with the implementation of strategic priorities, organic growth initiatives, cost structure improvements, and accretive M&A — beginning

[1]	Non-traded investments are not valued as frequently as traded markets, which impacts volatility measures. Additionally, there are significant liquidity difference between public and private equities, as public equities can provide liquidity and greater access to company information and private equities have a longer time horizon and are considered illiquid. Diversification does not ensure profit or protect against loss in a positive or declining market. There is no guarantee that iDirect Private Markets Fund (iDPE) will achieve its objectives, generate profits or avoid losses.

[2]	Core Independent Managers refer to Kohlberg Kravis Roberts & Co. L.P. or an affiliate (collectively, “KKR”), Vista Equity Partners Management, LLC or an affiliate (collectively, “Vista”), or Warburg Pincus LLC or an affiliate (collectively, “Warburg Pincus”).

[3]	Direct Access program refers to the arrangements in which the Fund has the opportunity to invest in a Core Independent Manager’s buyout and growth equity investments globally on a deal-by-deal basis.

[4]	Measured by investment style.

[5]	Source: iCapital. Reflects data from June 30, 2023 through March 31, 2026.

to materialize. Direct Access already represents over 60% of the portfolio6 and has generated a mid-teens IRR7 to date. With focused exposure to three experienced Core Independent Managers and a growing proportion of Direct Access, we believe the Fund is well-positioned to benefit from the substantial operational work embedded within the portfolio.

Market Overview

Markets have remained volatile, driven by uncertainty around interest rates, the conflict in Iran, and the rapid evolution of AI. In March 2026, the Federal Open Market Committee left the federal funds target range unchanged at 3.5% to 3.75%, noting that the economy is progressing at a “solid pace” while reaffirming its commitment to maximize employment with a 2% long-term inflation target8. Geopolitical tensions involving Iran have contributed to market volatility, particularly across energy and commodity markets, given the risk of supply disruptions through the Strait of Hormuz. We believe that the recent broad dislocation in software stocks has been largely sentiment-driven, reflecting immediate uncertainty regarding AI’s long-term impact. Software has experienced several drawdowns over the past 15 years, with a close parallel being the 2014 to 2016 period when uncertainty surrounding cloud adoption led to a similar dislocation followed by a decade of significant capital appreciation. Over time, AI will likely create a divergence of outcomes — incumbents that possess strong verticalized value propositions paired with management teams willing to evolve are poised to accelerate topline growth, improve margins, and benefit from multiple expansion as their business models become increasingly durable. Conversely, certain software companies may struggle to adapt, particularly those with weaker competitive moats. In our view, AI is structurally additive to the software ecosystem rather than a zero-sum dynamic.

In aggregate, enterprise software companies continue to demonstrate resilient operating performance, with customer relationships generally strengthening due to AI integration. Incumbents also maintain several enduring advantages that are difficult to replicate: extensive proprietary, vertical-specific data; highly orchestrated business processes supported by rich context; and long-standing trust built on accountability, auditability, and precision. AI is enabling incumbents to transition toward agentic enterprise software — software that is increasingly intelligent, autonomous, and embedded within mission-critical workflows — and this evolution creates significant new revenue opportunities for platforms that can reliably perform work on behalf of the customer. As a result, we believe this is a compelling environment for private equity managers who have the conviction and necessary resources to help guide businesses through this important journey. Vista, which manages most of the Fund’s software exposure, was founded over 25 years ago to invest exclusively in this space and has successfully adapted to subsequent technological shifts. Vista has over 100 dedicated operating professionals who have been helping their portfolio companies explore and implement AI capabilities for years, not just recently9. This framework has been expanded to include Vista’s “Agentic Factory”, a co-development engine that leverages partnerships with AWS, Anthropic, Google and Microsoft to accelerate AI-driven product development.

Against this backdrop, the Fund’s Core Independent Managers have navigated multiple market cycles, including the dot-com crash, the Global Financial Crisis, and the COVID-19 pandemic, demonstrating the

[6]	Measured by investment type.

[7]	The Direct Access Internal Rate of Return (“IRR”) is 15% from October 26, 2022 through March 31, 2026, which represents the date of the first Direct Access cash flow through the Fund’s most recent fiscal year end.

[8]	Source: Federal Reserve statement on Monetary Policy issued March 18, 2026.

[9]	Vista Equity Partners: By the Numbers. As of December 31, 2025.

ability to manage portfolio companies through challenging macroeconomic conditions. This experience is particularly valuable during periods of heightened uncertainty and change.10

Fund Update11

For the twelve months ended December 31, 2025 (the most recent calendar year) and March 31, 2026 (the Fund’s most recent fiscal year end), the Class I shares returned 11.8% and 7.9% respectively. During these shorter timeframes, the MSCI ACWI generated exceptionally strong returns of 22.3% and 20.0% respectively, led primarily by a narrow group of mega-cap stocks. This type of concentrated rally can temporarily outpace private equity, but it can also be accompanied by relatively higher volatility — for example, the volatility of the MSCI ACWI was around 2-3x that of the Class I shares during these periods. We continue to believe that private equity offers attractive long-term value creation opportunities with meaningfully lower volatility.

Since iCapital Registered Fund Adviser LLC was appointed Adviser (an applicable performance period of February 28, 2021 through March 31, 2026), the annualized return of the Class I shares was 9.9%, in line with the 9.9% annualized return of the MSCI ACWI. Notably, the Class I shares achieved this performance with approximately half the volatility of the MSCI ACWI.

Since the Fund’s inception (July 31, 2015 through March 31, 2026), the annualized return of the Class I shares was 9.5% compared to 10.0% for the MSCI ACWI. As a reminder, the Fund was historically constrained by high levels of net cash, ranging from approximately 30% to 50% of net assets between mid-2016 and mid-2018. With Direct Access in place, the Fund can now invest on a deal-by-deal basis, which helps mitigate the impact of cash drag and improves capital deployment efficiency.

Below is a breakout of the Fund’s portfolio composition by investment type, style, geography, and sector as of March 31, 2026:

●	By Type[12] – 62% Direct Access Investments, 17% Primary Investments, 12% Secondary Investments, 10% Syndicated Co-investments

●	By Style[13] – 44% Buyout, 48% Growth Buyout, 8% Growth Equity, 1% Other

●	By Geography[13] – 70% Americas, 20% Europe, 10% Asia

●	By Top Sectors[13] – 42% Information Technology, 15% Health Care, 13% Industrials, 10% Financials

[10]	Fund holdings are subject to change. Past Performance does not guarantee future results.

[11]	Annualized returns of the Class A shares for the twelve months ended December 31, 2025, the twelve months ended March 31, 2026, February 28, 2021 through March 31, 2026, and July 31, 2015 through March 31, 2026 were 11.1%, 7.3%, 9.3%, and 8.8% respectively.

[12]	Source: iCapital. By private equity portfolio value.

[13]	Source: iCapital. By underlying investment value.

NOTES TO PERFORMANCE

Returns for Class A and Class I shares are net of fees and based on NAV. Includes reinvestment of dividends and distributions. Returns for periods greater than one year are annualized.

Class A shares are subject to a maximum sales load of 3.50%. Class I shares have no sales load.

The inception date of both the Fund’s Class A shares (including predecessor feeder fund shares), and Class I shares (as re-classified), is July 31, 2015.

The total annual fund expense ratio, gross of any fee waivers or expense reimbursements, is 2.70% for Class A shares and 2.10% for Class I shares as of the most recent Prospectus dated July 29, 2025, as supplemented August 13, 2025. See Prospectus for more information. The performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data shown above. Investment return and share price will fluctuate, so that shares, when sold, may be worth more or less than their original cost. The returns reflect any expense limitation and reimbursement agreement in place at the time, without which, the performance in certain periods would have been lower or higher. The Fund’s performance, especially for short periods of time, should not be the sole factor in making your investment decision. For the period from the Fund’s inception through May 31, 2016, the returns of Class A shares reflect the performance of the prior feeder fund; and the returns of Class I shares reflect the performance of the Fund prior to its issuance of multiple share classes and reclassification of existing shares. From June 1, 2016 forward, the returns reflect the performance of Class A and Class I shares, respectively, of the iDirect Private Markets Fund (formerly known as the Altegris KKR Commitments Master Fund). As of February 12, 2021, iCapital Registered Fund Adviser LLC (the “Advisor”) is the investment adviser to the Fund. Prior to February 12, 2021, the Fund was managed by a different investment adviser.

INDEX DESCRIPTION

The index shown is for general market comparisons and is not meant to represent any actual fund.

An index is unmanaged and not available for direct investment.

MSCI All-Country World Index. The MSCI ACWI captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,514 constituents, the index covers approximately 85% of the global investable equity opportunity set. The index shown is for general market comparisons and is not meant to represent any actual fund. An index is unmanaged and not available for direct investment. Standard deviation is a statistical measure of how consistent returns are over time; a lower standard deviation indicates historically less volatility.

RISKS AND IMPORTANT CONSIDERATIONS

This material is being provided for informational purposes only. The author’s assessments do not constitute investment research and the views expressed are not intended to be and should not be relied upon as investment advice. The opinions are based on market conditions as of the date of writing and are subject to change without notice.

Past performance is not indicative of future results. There is no guarantee that any forecasts made will come to pass. There can be no assurance that any investment product or strategy, including diversification, will achieve its objectives, generate profits or avoid losses.

It is important to note that all investments carry a certain degree of risk including the possible loss of principal and performance may be affected by different market cycles. Complex or alternative strategies may not be suitable for every investor and the value of a portfolio will fluctuate based on the value of the underlying securities.

There are significant differences between public and private equity investments, which include but are not limited to, the fact that public equity investments have a lower barrier to entry. There is also greater access to information about public companies. Private equity investments typically have a longer time horizon than public equity investments before profits, if any, are realized. Public equity investments provide far greater liquidity, whereas private equity investments, like those made by the Fund, are considered highly illiquid.

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND BEFORE INVESTING. THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND IS CONTAINED IN THE FUND’S PROSPECTUS, WHICH CAN BE OBTAINED BY CALLING iCAPITAL AT 212.994.7333 THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING. RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND.

The discussion of the various risks is not intended to be a complete enumeration or explanation of the risks involved in an investment in the Fund. The Fund should be considered a speculative investment and involves a high degree of risk and may involve loss of capital, up to the entire amount of a shareholder’s investment.

The nature of private equity can result in a lack of transparency due to limited information, and the risk of loss is increased due to speculative strategies employed by the Fund, including investing assets in private equity, private credit, early stage and other private investments which may not perform as expected. More importantly, Fund and underlying fund shares will not be listed on any national securities exchange and are subject to restrictions on transferability, thereby making them illiquid.

Other risks include, but are not limited to, market risk, concentration risk, and potentially less diversification due to the substantial portion of Fund assets invested in manager-specific private equity. The Fund is also subject to the risks of leverage, higher fees and additional layers of expenses, as well as the potential for greater volatility due to Fund assets invested in a limited number of securities, or a focus on particular sectors and geographical regions.

Assets invested in foreign securities exposes the Fund to various geopolitical risks and currency fluctuations typically not applicable in the U.S., and this risk is magnified for emerging markets. The potential for adverse changes in business and tax laws involves tax risk and heightened regulatory scrutiny. The lack of a secondary market for trading private equity subjects the Fund to liquidity risks and may result in greater price risk and potential for inaccuracies in determining fair market value of investments held in the portfolio. Investments acquired in reliance on imperfect information increases counterparty risk and liabilities, and anticipated value may not be realized.

Investors should be aware that iCapital Markets’ purpose is to provide distribution services to the Fund and that iCapital Markets does not provide services to any investor, including any determination regarding whether an investment in the Fund is in the best interests of, or is suitable for, any investor. Investors should exercise their own judgment and/or consult with a professional adviser to determine whether an investment in the Fund is advisable.

This material is provided for informational purposes only and is not intended as, and may not be relied on in any manner as legal, tax or investment advice, a recommendation, or as an offer to sell, a solicitation of an offer to purchase or a recommendation of any interest in any fund or security offered by Institutional Capital Network, Inc. or its affiliates (together “iCapital”). Past performance is not indicative of future results. Alternative investments are complex, speculative investment vehicles and are not suitable for all investors. An investment in an alternative investment entails a high degree of risk and no assurance can be given that any alternative investment fund’s investment objectives will be achieved or that investors will receive a return of their capital. The information contained herein is subject to change and is also incomplete. This industry information and its importance is an opinion only and should not be relied upon as the only important information available. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed, and iCapital assumes no liability for the information provided.

The Fund is distributed by iCapital Markets, LLC, an SEC-registered broker-dealer and member of FINRA and SIPC and subsidiary of Institutional Capital Network, Inc. (d/b/a iCapital). iCapital Registered Fund Adviser, LLC (the “Adviser”), an affiliate of iCapital Markets, serves as the investment adviser to the Fund. The Adviser is registered as an investment adviser with the Securities and Exchange Commission; these registrations and memberships in no way imply that the SEC, FINRA or SIPC have endorsed the entities, products or services discussed herein. The Adviser is exempt from registration with the Commodity Futures Trading Commission as a commodity pool operator. The Adviser became investment adviser to the Fund on February 12, 2021. Before February 12, 2021, the Fund was managed by a different investment adviser and StepStone was also the sub-adviser. For detailed information about the Adviser’s services and fees, please read the Prospectus of the Fund, which can be found at https://www.sec.gov/edgar/searchedgar/companysearch.html or call 212.994.7333 to request a copy. iCapital is a registered trademark of Institutional Capital Network, Inc. Additional information is available upon request.

© 2026 Institutional Capital Network, Inc. All Rights Reserved.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of iDirect Private Markets Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of iDirect Private Markets Fund and its subsidiary (the "Fund") as of March 31, 2026, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2026, including the related notes, and the consolidated financial highlights for each of the five years in the period ended March 31, 2026 (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2026, and the financial highlights for each of the five years in the period ended March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the period ended March 31, 2025 and the consolidated financial highlights for each of the periods ended on or prior to March 31, 2025 (not presented herein, other than the consolidated statement of changes in net assets and the consolidated financial highlights) were audited by other auditors whose report, dated May 30, 2025, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the investee funds and custodian, when replies were not received from the investee funds, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

May 29, 2026

We have served as the auditor of one or more investment companies in the iCapital Funds complex since 2026.

Change in Independent Registered Public Accounting Firm (unaudited)

On December 16, 2025, the Fund dismissed Deloitte & Touche, LLP (“Deloitte”) as the independent registered public accounting firm with respect to the Fund. On December 16, 2025, the audit committee (the “Audit Committee”) of the Board of the Fund approved the appointment of PricewaterhouseCoopers LLP (“PwC”), as the Fund’s independent registered public accounting firm for the fiscal year ending March 31, 2026, effective immediately concurrent with the dismissal of Deloitte.

During the Fund’s two most recent fiscal years ended March 31, 2024 and March 31, 2025, and the subsequent interim period through December 16, 2025, neither the Fund nor anyone on its behalf consulted PwC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Deloitte’s reports on the Fund’s financial statements for the fiscal years ended March 31, 2024 and March 31, 2025 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Fund’s fiscal years ended March 31, 2024 and March 31, 2025, and the subsequent interim period through December 16, 2025, there were no (i) disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in its reports covering the Fund’s consolidated financial statements for such periods and (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Fund provided Deloitte with a copy of the foregoing disclosure in accordance with the requirements of Instruction 2 to Item 304 of Regulation S-K.

iDirect Private Markets Fund
PORTFOLIO REVIEW
March 31, 2026

The table below shows the total returns for iDirect Private Markets Fund and MSCI All Country World Index for the same time periods ended March 31, 2026. (1)

		Annualized	Annualized
	One Year	Five Year	Ten Year
iDirect Private Markets Fund - Class I	7.89%	7.96%	9.46%
iDirect Private Markets Fund - Class A	7.25%	7.30%	8.80%
iDirect Private Markets Fund - Class A with sales load (2)	3.49%	6.54%	8.41%
MSCI AC World Index Net (3)	20.01%	9.49%	11.33%

(1)	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when repurchased, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the repurchases of Fund shares. Per the fee table in the Fund's July 29, 2025, prospectus, the total annual operating expense are 2.70% and 2.10% for the Fund's Class A and Class I shares, respectively. For performance information current to the most recent month-end, please call 1-212-994-7333.

(2)	Total return is calculated using the maximum sales load of 3.50%.

(3)	The MSCI All Country World Index (ACWI) is a market-cap-weighted global equity index that tracks emerging and developed markets. It currently monitors more than 2,500 large- and mid-cap stocks in 47 countries. The index is unmanaged, is not available for investment and does not incur fees.

Comparison of the Change in Value of a $10,000 Investment | March 31, 2016–March 31, 2026

Past performance is not necessarily indicative of future results.

% of Net
Holdings by Asset Type	Assets
Investment Interests:
Direct Access Investments	58.80%
Primary Investments	15.73%
Secondary Investments	11.24%
Syndicated Co-Investments	8.94%
Equity Investments:
Preferred Stocks	0.19%
Short-Term Investments	6.99%
Liabilities in Excess of other Assets	(1.89%)
Total	100.00%

iDirect Private Markets Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2026

					Initial
	Geographic			% of Net	Acquisition
	Region	Cost	Fair Value	Assets	Date
INVESTMENT INTERESTS - 94.90%

DIRECT ACCESS INVESTMENTS (1) - 58.80%

DIRECT ACCESS INVESTMENTS - 58.80%
KKR Prosvasi 2022 AIV, L.P. (2)	Americas	15,067,153	23,150,323	1.91%	3/10/2023
KKR Prosvasi 2022, L.P. *	Global	145,879,727	177,470,424	14.68%	10/26/2022
Vista Prosvasi 2023, L.P. *	Americas	215,126,628	245,265,820	20.29%	7/20/2023
Vista Equity Partners Hubble, L.P. *	Americas	22,499,559	38,199,834	3.16%	2/27/2025
Warburg Pincus Prosvasi 2023 (Cayman), L.P. *	Global	49,497,034	65,088,154	5.38%	8/9/2023
Warburg Pincus Prosvasi 2023 (E&P), L.P. (2) *	Americas	4,441,918	4,745,962	0.39%	8/9/2023
Warburg Pincus Prosvasi 2023, L.P. *	Global	100,102,255	147,279,552	12.18%	8/9/2023
Warburg Pincus Prosvasi 2026, L.P.	Global	4,126,198	3,936,554	0.33%	3/26/2026
WP TGI Co-Investment, L.P. *	Americas	5,026,852	5,790,418	0.48%	7/16/2025
TOTAL DIRECT ACCESS INVESTMENTS		561,767,324	710,927,041	58.80%

SYNDICATED CO-INVESTMENTS (1) - 8.94%

SYNDICATED CO-INVESTMENTS - 8.94%
Durational Consumer SPV IV GP, L.P. *	Americas	$2,251,179	$—	0.00%	2/8/2022
KKR Atlantic Co-Invest L.P. *	Americas	10,000,000	6,487,055	0.54%	7/22/2022
KKR Banff Co-Invest L.P.	Americas	10,000,000	20,371,211	1.68%	9/28/2018
KKR Byzantium Infrastructure Co-Invest L.P.	Europe	4,196,320	7,001,067	0.58%	10/3/2017
KKR Cape Co-Invest L.P. *	Americas	6,113,330	6,604,740	0.55%	11/12/2021
KKR Enterprise Co-Invest AIV B L.P. *	Americas	257,674	226,557	0.02%	7/14/2020
KKR Gamma Co-Invest L.P. *	Americas	310,738	108,932	0.01%	8/29/2022
KKR Inception Co-Invest, L.P. *	Europe	11,920,253	18,662,803	1.54%	1/3/2023
KKR Olympus Co-Invest, L.P. *	Europe	5,170,423	6,200,043	0.51%	10/18/2022
KKR Pegasus Co-Invest L.P. *	Europe	5,098,500	7,792,672	0.64%	7/7/2022
KKR Renovate Co-Invest L.P. *	Asia	5,000,000	4,832,333	0.40%	3/21/2022
KKR Sigma Co-Invest L.P. *	Europe	7,500,000	8,177,434	0.68%	6/11/2018
KKR Sprint Co-Invest L.P. *	Europe	3,294,799	—	0.00%	9/27/2022
LC Sports Pte. Ltd. *	Asia	2,282,797	8,011	0.00%	11/2/2018
Nutraceutical Investco LP *	Americas	2,568,333	1,910,615	0.16%	7/15/2019
Uno Co-Invest L.P.	Americas	4,950,000	17,766,828	1.47%	6/7/2017
WestCap Hopper 2021 Co-Invest, LLC *	Americas	1,591,667	1,905,519	0.16%	9/23/2021
TOTAL SYNDICATED CO-INVESTMENTS		82,506,013	108,055,820	8.94%

INVESTMENT FUNDS (1) - 26.97%

PRIMARY INVESTMENTS - 15.73%
Bridge Growth Partners (Parallel), L.P. *	Americas	391,455	450,480	0.04%	2/23/2016
KKR Americas Fund XII L.P.	Americas	51,650,459	76,145,167	6.30%	3/31/2017
KKR Asian Fund III L.P.	Asia	39,047,979	51,246,055	4.24%	3/31/2017
KKR European Fund IV L.P. *	Europe	2,962,289	3,110,099	0.26%	12/17/2015
KKR European Fund V (USD) SCSp	Europe	25,488,768	28,585,603	2.36%	11/5/2018
KKR Health Care Strategic Growth Fund L.P.	Americas	11,978,792	14,178,752	1.17%	8/4/2017
KKR Next Generation Technology Growth Fund II SCSp (2)	Global	4,320,747	5,327,112	0.44%	7/11/2019
L Catterton Asia 3 LP *	Asia	2,479,205	1,638,376	0.14%	12/4/2018
Oak Hill Capital Partners IV, L.P. *	Americas	319,002	5,235	0.00%	3/31/2017
Providence Strategic Growth Europe L.P. (2) *	Europe	1,083,740	1,325,722	0.11%	11/11/2019
RB Equity Fund II-A, L.P. *	Americas	984,991	1,596,084	0.13%	12/3/2018
The Resolute Fund IV, L.P.	Americas	550,568	1,239,101	0.10%	9/28/2018
Warburg Pincus (Callisto) Global Growth (Cayman) 14, L.P. *	Global	1,353,885	1,663,779	0.14%	8/25/2023
Warburg Pincus Global Growth 14 (Chai), L.P. *	Global	313,750	378,743	0.03%	8/16/2024
Warburg Pincus Global Growth 14 (E&P)-1, L.P. *	Global	112,016	116,229	0.01%	8/25/2023
Warburg Pincus Global Growth 14, L.P.	Global	2,220,219	3,161,783	0.26%	8/25/2023
TOTAL PRIMARY INVESTMENTS		145,257,865	190,168,320	15.73%

SECONDARY INVESTMENTS - 11.24%
AEA EXC CF LP *	Americas	4,898,815	6,156,272	0.51%	8/11/2022
Bain Capital Empire Holdings, L.P. *	Americas	4,412,604	4,687,172	0.39%	10/28/2022
Charles River Partnership XIII, L.P. *	Americas	20,604	56,403	0.00%	6/29/2018
Eurazeo Capital IV A SCSp *	Europe	2,221,968	1,987,823	0.16%	1/28/2019
Eurazeo Capital IV D SCSp *	Europe	923,029	26,518	0.00%	1/28/2019
Foundation Capital V, L.P. *	Americas	3,410	41,883	0.00%	6/29/2018
Foundation Capital VI, L.P. *	Americas	126,608	199,136	0.02%	6/29/2018
Foundation Capital VII, L.P. *	Americas	418,264	739,297	0.06%	6/29/2018
Foundation Capital VIII, L.P. *	Americas	715,390	4,624,425	0.38%	6/29/2018
GA Continuity Fund I, L.P.	Americas	4,477,001	5,073,983	0.42%	6/22/2021

iDirect Private Markets Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2026

	Geographic Region		Cost	Fair Value	% of Net Assets	Initial Acquisition Date
SECONDARY INVESTMENTS (Continued) - 11.24%
Icon Partners V, L.P. *	Americas		4,805,978	5,231,253	0.43%	12/22/2021
KKR Asian Fund L.P. *	Asia		1,757,641	15,623	0.00%	12/29/2016
KKR Asian Fund (Ireland III MIT) I L.P. *	Asia		$1,088,708	$—	0.00%	12/29/2016
KKR Asian Fund II Private Investors Offshore, L.P.	Asia		3,207,185	454,539	0.04%	9/30/2017
KKR China Growth Fund, L.P. *	Asia		2,921,764	—	0.00%	6/29/2018
KKR European Fund III, Limited Partnership	Europe		1,511,425	—	0.00%	12/31/2015
KKR Gaudi Investors L.P. *	Europe		8,626,190	7,211,992	0.60%	5/4/2017
KKR Indigo Equity Partners A L.P. (2) *	Americas		15,465,366	18,487,929	1.53%	6/8/2022
KKR Lending Partners II L.P. (2)	Americas		366,788	24,254	0.00%	3/31/2017
KKR North America Fund XI L.P. (2) *	Americas		15,664,705	8,766,355	0.72%	10/29/2015
KKR North America Fund XI (Wave) L.P. (2) *	Americas		1,158,120	—	0.00%	10/29/2015
KKR Real Estate Partners Americas II L.P.	Americas		9,203,732	1,288,821	0.11%	5/31/2018
L Catterton VIII Offshore, L.P. (2) *	Americas		3,021,051	2,622,788	0.22%	9/27/2019
Lime Rock Partners IV AF, L.P. *	Americas		34,113	465,709	0.04%	6/21/2018
Menlo Ventures X LP *	Americas		2,493,985	60,079	0.00%	12/31/2017
Menlo Ventures XI LP *	Americas		4,951,686	835,476	0.07%	12/31/2017
Pegasus WSJLL Fund, L.P. *	Americas		5,292,880	6,187,159	0.51%	12/14/2021
Pueblo Co-Invest-A LP *	Americas		2,567,299	4,297,207	0.36%	6/25/2019
RB Equity Fund I-A LP *	Americas		3,488,714	5,421,638	0.45%	12/31/2018
The Resolute II Continuation Fund, L.P.	Americas		865,543	475,757	0.04%	8/31/2018
Vista Equity Partners Fund IV (Parallel), L.P. *	Global		25,757,750	33,136,478	2.74%	11/17/2025
Vista Foundation Fund II-A, L.P. *	Americas		8,826,005	12,611,817	1.04%	11/17/2025
Warburg Pincus XI (Asia), L.P. *	Asia		4,548,046	1,077,736	0.09%	9/30/2017
WP DVT, L.P. *	Americas		2,122,000	2,973,432	0.25%	3/11/2022
Yorktown Energy Partners VIII, L.P. (2) *	Americas		477,288	—	0.00%	9/30/2018
Yorktown Energy Partners IX, L.P. (2)	Americas		282,223	86,198	0.01%	9/30/2018
Yorktown Energy Partners X, L.P. (2)	Americas		419,985	573,572	0.05%	9/30/2018
TOTAL SECONDARY INVESTMENTS			149,143,863	135,898,724	11.24%

TOTAL INVESTMENT FUNDS			294,401,728	326,067,044	26.97%

EQUITY INVESTMENTS - 0.19%

		Shares
PREFERRED STOCKS (1) - 0.19%
Financial - 0.13%
New York Digital Investment Group, LLC (2)(3) *	Americas	74	2,000,000	1,610,956	0.13%	2/25/2022

Information Technology - 0.06%
InvestX DSF Holdings XXIII LLC (3) *	Americas	1,460	2,081,170	704,016	0.06%	2/16/2022

TOTAL EQUITY INVESTMENTS			4,081,170	2,314,972	0.19%

TOTAL INVESTMENT INTERESTS			942,756,235	1,147,364,877	94.90%

SHORT-TERM INVESTMENT - 6.99%

MONEY MARKET FUND - 6.99%
Fidelity Government Portfolio - Institutional Class 3.57%^		1,719,768	1,719,768	1,719,768	0.14%
Fidelity Treasury Portfolio - Class I 3.55%^ (2)		82,759,299	82,759,299	82,759,299	6.85%
TOTAL SHORT-TERM INVESTMENTS			$84,479,067	$84,479,067	6.99%

TOTAL INVESTMENTS - 101.89% (Cost - $ 1,027,235,302 ) (4)				$1,231,843,944
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.89%)				(22,837,109)
NET ASSETS - 100.00%				$1,209,006,835

*	Non-income producing.

^	Yield disclosed is the seven day effective yield as of March 31, 2026.

(1)	Securities restricted to resale represents $1,147,364,877 or 94.90% of net assets.

(2)	All or part of these investments are holdings of iDPE Subsidiary, LLC, a wholly-owned subsidiary of the Fund.

(3)	The fair value of this investment is determined using significant unobservable inputs and is classified as level 3 on the GAAP hierarchy.

(4)	The fair value of total investments consists of the following regions (excluding short-term investments):

	Cost	Fair Value	% of Net Assets
Americas	$466,741,625	$560,451,620	46.36%
Asia	62,333,325	59,272,673	4.90%
Global	333,683,581	437,558,808	36.19%
Europe	79,997,704	90,081,776	7.45%
Total Investments	$942,756,235	$1,147,364,877	94.90%

iDirect Private Markets Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2026

ASSETS
Investments:
Investments at fair value (cost $1,027,235,302)	$1,231,843,944
Cash (1)	12,970,046
Receivable for securities sold	222,822
Interest income receivable	229,850
Prepaid expenses and other assets	20,023
TOTAL ASSETS	$1,245,286,685

LIABILITIES
Payable for Fund shares repurchased	$17,897,950
Subscriptions received in advance	12,596,609
Net deferred tax liability	2,552,882
Current tax payable	301,565
Payable for securities purchased	4,970
Accrued Expenses:
Service fees payable to related parties	456,013
Management fee payable to adviser	1,566,102
Distribution and servicing fees payable to distributor	382,825
Audit and tax fees	192,279
Legal fees	222,096
Line of credit fees payable	2,952
Directors fees	49,000
Custody fees	42,688
Other	11,919
TOTAL LIABILITIES (2)	36,279,850

NET ASSETS	$1,209,006,835

Composition of Net Assets:
Paid-in capital	$932,177,503
Accumulated earnings	276,829,332
NET ASSETS	$1,209,006,835

Class I Shares:
Net assets	$830,831,218
Shares of beneficial interest outstanding [$0 par value]	20,190,613
Net asset value (Net Assets ÷ Shares Outstanding), offering price and repurchase price per share	$41.15

Class A Shares:
Net assets	$378,175,617
Shares of beneficial interest outstanding [$0 par value]	20,309,834
Net asset value (Net Assets ÷ Shares Outstanding) and repurchase price per share	$18.62
Maximum offering price per share (net asset value plus maximum sales load of 3.50%)	$19.30

(1)	Includes cash and cash held in escrow

(2)	Commitments and contingencies (See Notes 2 and 7)

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2026

INVESTMENT INCOME
Dividend distributions from underlying investments	$7,091,364
Dividend income	3,613,853
TOTAL INVESTMENT INCOME	10,705,217

EXPENSES
Management fees	10,388,338
Distribution and servicing fees - Class A	2,283,490
Line of credit fees	993,945
Administrative services fees	576,035
Legal fees	414,247
Sub-accounting and sub-transfer agent fees	409,339
Printing and postage expenses	252,000
Audit and tax fees	188,771
Trustees fees and expenses	179,724
Accounting services fees	168,274
Custodian fees	115,940
Transfer agent fees	113,828
Registration fees	42,674
Chief compliance officer fees	41,912
Interest expenses	31,075
Other expenses	36,158
Tax expense	314,092
TOTAL EXPENSES	16,549,842

NET INVESTMENT LOSS	(5,844,625)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Capital gain distributions from underlying investments	38,458,663
Net realized gain from investments	90
Net realized gain from currency transactions	788
TOTAL NET REALIZED GAINS AND CAPITAL GAIN DISTRIBUTIONS	38,459,541

Net change in unrealized appreciation on investments	46,323,146
Net change in deferred tax liability	352,979
Net change in unrealized appreciation on investments, net of deferred taxes	46,676,125
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	85,135,666

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,291,041

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the		For the
	Year Ended		Year Ended
	March 31, 2026		March 31, 2025
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$(5,844,625)		$(4,035,259)
Net capital gain distributions from underlying investments	38,458,663		41,015,485
Net realized gain from investments and currency transactions	878		3,324
Net change in unrealized appreciation on investments, net of taxes	46,676,125		39,125,834
Net increase in net assets resulting from operations	79,291,041		76,109,384

DISTRIBUTIONS TO INVESTORS
Class I	(11,093,954)		(13,277,186)
Class A	(5,593,131)		(7,979,543)
Total distributions to shareholders	(16,687,085)		(21,256,729)

BENEFICIAL INTEREST TRANSACTIONS
Proceeds from shares sold
Class I	187,724,644		199,577,913
Class A	32,883,891		25,627,869
Reinvestment of distributions
Class I	7,245,658		9,119,117
Class A	5,202,816		7,475,701
Repurchase of shares
Class I	(41,795,499	) (1)	(30,094,727	) (1)
Class A	(30,691,278)		(28,589,570)
Total increase in net assets from shares of beneficial interest transactions (2)	160,570,232		183,116,303

NET INCREASE IN NET ASSETS FROM OPERATIONS, DISTRIBUTIONS, AND BENEFICIAL INTEREST TRANSACTIONS	223,174,188		237,968,958

NET ASSETS
Beginning of year	985,832,647		747,863,689
End of year/period	$1,209,006,835		$985,832,647

SHARE ACTIVITY
Class I:
Beginning shares	16,405,153		11,470,175
Shares sold	4,626,790		5,297,632
Shares reinvested	178,875		241,630
Shares repurchased	(1,020,205)		(604,284)
Ending Shares	20,190,613		16,405,153

Class A:
Beginning shares	19,907,569		19,248,377
Shares sold	1,778,630		1,484,380
Shares reinvested	283,201		434,381
Shares repurchased	(1,659,566)		(1,259,569)
Ending Shares	20,309,834		19,907,569

(1)	Early repurchase fees of $6,569 and $17,141 for the year ended March 31, 2026, and the fiscal year ended March 31,2025, respectively, are netted against the total repurchase of shares.

(2)	Includes exchanges of shares between Class A and Class I.

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2026

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$79,291,041
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(214,565,074)
Sales of investments	7,322
Net sales of short-term investments	169,212
Net change in unrealized appreciation on investments, net of deferred taxes	(46,676,125)
Proceeds from underlying investments	73,226,936
Capital gain distributions from underlying investments	(38,458,663)
Net realized gains from investments	(90)
Increase in receivable for securities sold	(222,822)
Increase in prepaid expenses and other assets	(6,306)
Decrease in interest income receivable	39,579
Increase in payable for securities purchased	4,970
Increase in current tax payable	41,894
Decrease in management fee payable due to adviser	(278,402)
Decrease in service fees payable to related parties	(173,254)
Increase in distribution and servicing fees payable to distributor	108,316
Increase in accrued expenses and other liabilities	83,520
Net cash used in operating activities	(147,407,946)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from line of credit	25,000,000
Repayment of line of credit	(25,000,000)
Proceeds from shares issued, net of change in subscriptions received in advance	211,872,093
Payment of shares repurchased, net of change in payable for shares repurchased	(68,986,810)
Distributions paid to shareholders, net of reinvested distributions	(4,238,611)
Net cash provided by financing activities	138,646,672

NET DECREASE IN CASH	(8,761,274)
CASH - BEGINNING OF YEAR (1)	21,731,320
CASH - END OF YEAR (1)	$12,970,046

(1) Includes cash and cash held in escrow.

SUPPLEMENTAL CASH DISCLOSURE INFORMATION:
Cash held in Escrow - Beginning of Year	$21,533,051
Cash held in Escrow - End of Year	$12,596,609
Return of capital from underlying investments	$34,768,363

SUPPLEMENTAL NON-CASH DISCLOSURE INFORMATION:
Reinvestment of distributions to shareholders	$12,448,474
Exchanges into Class I (8,115 shares)	$388,802
Exchanges out of Class A (17,907 shares)	$(388,802)

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Class I
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	March 31, 2026	March 31, 2025	March 31, 2024		March 31, 2023	March 31, 2022
Net asset value, beginning of year	$38.71	$36.20	$32.31		$38.85	$35.64
Gain/(loss) from investment operations:
Net investment income/(loss) (1)	(0.13)	(0.09)	(0.09)		(0.03)	0.08
Net realized and unrealized gain/(loss) on investments	3.17	3.49	4.47		(2.05)	5.50
Net increase/(decrease) in net assets resulting from operations	3.04	3.40	4.38		(2.08)	5.58
Less distributions to investors from:
Net investment income	—	—	—		(1.06)	(0.04)
Net realized gain on investments	(0.60)	(0.89)	(0.49)		(3.40)	(2.33)
Total distributions	(0.60)	(0.89)	(0.49)		(4.46)	(2.37)
Net asset value, end of year	$41.15	$38.71	$36.20		$32.31	$38.85
Total return (2)	7.89%	9.47%	13.66%		(5.66)%	15.79%
Net assets, end of year (000s)	$830,831	$635,021	$422,073		$238,016	$189,800
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (3,4)	1.25%	1.47%	1.17	% (5)	1.75%	2.25%
Ratio of net expenses to average net assets (4)	1.25%	1.47%	1.17	% (5)	1.75%	2.25%
Ratio of net investment income/(loss) to average net assets	(0.31%)	(0.22%)	(0.25%)		(0.08%)	0.21%
Portfolio turnover rate	0%	0%	0%		0%	0%

	Class A
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	March 31, 2026	March 31, 2025	March 31, 2024		March 31, 2023	March 31, 2022
Net asset value, beginning of year	$17.62	$16.58	$14.89		$17.87	$16.49
Gain/(loss) from investment operations:
Net investment income/(loss) (1)	(0.17)	(0.15)	(0.12)		(0.10)	(0.08)
Net realized and unrealized gain/(loss) on investments	1.44	1.60	2.04		(0.95)	2.55
Net increase/(decrease) in net assets resulting from operations	1.27	1.45	1.92		(1.05)	2.47
Less distributions to Investors from:
Net investment income	—	—	—		(0.37)	(0.01)
Net realized gain on investments	(0.27)	(0.41)	(0.23)		(1.56)	(1.08)
Total distributions	(0.27)	(0.41)	(0.23)		(1.93)	(1.09)
Net asset value, end of year	$18.62	$17.62	$16.58		$14.89	$17.87
Total return (2)	7.25%	8.79%	12.96%		(6.20)%	15.06%
Net assets, end of year (000s)	$378,176	$350,812	$325,790		$321,909	$357,390
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (3,4)	1.85%	2.07%	1.77	% (5)	2.35%	2.85%
Ratio of net expenses to average net assets (4)	1.85%	2.07%	1.77	% (5)	2.35%	2.85%
Ratio of net investment income/(loss) to average net assets	(0.92%)	(0.85%)	(0.78%)		(0.64%)	(0.45%)
Portfolio turnover rate	0%	0%	0%		0%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year.

(2)	Total returns shown exclude the effect of applicable sales charges and tender fees and assumes reinvestment of all distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Expense Ratios do not include the expenses paid on the Investment Interests.

(5)	The Fund estimates its tax expense on iDPE Subsidiary, LLC, a wholly owned subsidiary. During the year ended March 31, 2024, the Fund had a change in tax estimate that reduced the gross and net expense ratios. Without this reduction the gross and net expenses ratios would have been 1.45% and 2.05% for Class I and A, respectively.

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2026

1.	ORGANIZATION

iDirect Private Markets Fund (together with its subsidiary, the "Fund") is organized as a Delaware statutory trust that commenced operations on July 31, 2015, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified investment management company. iCapital Registered Fund Adviser LLC (the "Adviser'' or “iRFA”), an affiliate of Institutional Capital Network, Inc. (“iCapital”), serves as the Fund's investment adviser. The Fund currently offers two separate classes of shares of beneficial interest, designated Class A and Class I (each, “Shares”) on a continuous basis at the net asset value (“NAV”) per share plus any applicable sales loads.

The minimum investment for an investor in the Fund is $10,000. Class A shares are offered at NAV plus a maximum sales charge of 3.50% and are subject to an annual distribution and servicing fee payable monthly. Class I shares are sold at NAV without an initial sales charge and are not subject to a distribution or shareholder servicing fees. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each month based upon the relative net assets of each class.

The Fund’s investment objective is to seek long-term capital appreciation. The Fund intends to allocate at least 80% of its assets to private equity investment interests of any type (“Investment Interests”). The Fund allocates substantially all of its assets to Investment Interests sponsored or managed by Kohlberg Kravis Roberts & Co. L.P. or an affiliate (collectively, “KKR”), Vista Equity Partners Management, LLC or an affiliate (collectively, “Vista”), or Warburg Pincus LLC or an affiliate (collectively, “Warburg Pincus” and with KKR and Vista, the “Core Independent Managers”). The Fund is in the process of transitioning its portfolio such that upon conclusion of this transition period, the Fund intends to (i) allocate approximately one-third of the value of its Investment Interests to each Core Independent Manager and (ii) invest approximately 10% of its total assets in more liquid securities for cash management purposes. The Fund may at any time determine not to allocate its assets to the Core Independent Managers and, instead, may determine to allocate its assets to Investment Interests not sponsored, advised by, or otherwise linked to, a Core Independent Manager and to mandates and asset classes not representative of private equity.

Following the transition period, the Fund intends to invest approximately 90% of its total assets in direct access investments (“Direct Access Investments”) through or alongside private equity funds sponsored or managed by the Core Independent Managers. Direct Access Investments are sourced from arrangements in which the Fund has the opportunity to invest in a Core Independent Manager’s buyout and growth equity investments globally on a deal-by-deal basis. However, the Fund may at any time determine not to allocate its assets to the Core Independent Managers and, instead, may determine to allocate its assets to Investment Interests not sponsored, advised by, or otherwise linked to, a Core Independent Manager and to mandates and asset classes not representative of private equity.

Since the Fund’s inception in 2015, the Fund has operated as a “non-diversified” fund for 1940 Act purposes. Under the 1940 Act, a registered investment company is required to state whether it is diversified or non-diversified for 1940 Act purposes. A “diversified” fund is one whose investments that are 5% or greater of net assets collectively do not comprise more than 25% of the fund’s total assets; a non-diversified fund is not subject to this 25% limitation. In July 2019, the Fund disclosed in its updated Prospectus that it was a diversified fund based on the Fund administrator looking through the Fund’s underlying fund investments to the portfolio companies held by the underlying funds (the “Look Through Approach”). After further review, the Fund has concluded that the Look Through Approach was not the appropriate methodology to determine whether the Fund is a diversified or non-diversified fund for 1940 Act purposes. As a result, the Fund has revised its disclosure with respect to certain other filings to consistently reflect that the Fund operates as a “non-diversified” fund. Importantly, at all times since the Fund’s inception, the Fund has operated as a non-diversified fund for 1940 Act purposes based on its underlying fund investments.

Operating Segments – An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Treasurer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible

iDirect Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

for oversight functions of the Fund, using the information presented in the consolidated financial statements and financial highlights.

Consolidation of a Subsidiary – The consolidated financial statements of the Fund include iDPE Subsidiary, LLC (“iDPE, LLC”) (formerly known as iKF, LLC), (the “Subsidiary”) a limited liability company and wholly owned subsidiary of the Fund. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would ‘look through’ any such Subsidiary to determine compliance with its investment policies. All intercompany accounts and transactions have been eliminated. As of March 31, 2026, the net assets of iDPE, LLC were $62,459,167, which is 5.17% of the Fund’s consolidated net assets.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC Topic 946”), and therefore is applying the specialized accounting and reporting guidance in ASC Topic 946.

Investment Transactions and Related Investment Income and Expense— Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The Fund bears all expenses incurred in the course of its operations and expenses are recorded on an accrual basis.

Investment Interests Valuation – The Fund has adopted valuation procedures pursuant to which it will fair value its Co-Investment Opportunities and Investment Funds. These valuation procedures, which have been approved by the Fund’s Board of Trustees (the “Board”), provide that the unaudited valuations determined by the general partner, managing member or affiliated investment adviser of the Investment Interests (the “Investment Managers”) will be reviewed by the Adviser. The Fund will generally rely on such valuations even in instances where an Investment Manager may have a conflict of interest in valuing the securities. Furthermore, the Investment Interests will typically provide the Adviser with estimated NAVs or other valuation information on a quarterly basis, and such data will be subject to revision through the end of each Investment Interest’s annual audit. While such information generally is provided on a quarterly basis, the Fund calculates its NAV and issues shares on a monthly basis.

The fair value of the investments in the portfolio is determined at the date of the Consolidated Statement of Assets and Liabilities. The Fund follows the guidance set forth under ASC Topic 820, Fair Value Measurements ("ASC Topic 820"), and defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the Fund’s Valuation Designee (the “Valuation Designee”) to perform the Fund’s fair value procedures, under the Board’s general supervision. As the Fund’s Valuation Designee, the Adviser is responsible for the assessment and management of valuation risks, establishment and application of fair value methodologies, testing of fair value methodologies, and overseeing pricing services. The Adviser’s Pricing Committee (the “Pricing Committee”), which is comprised of representatives of the Adviser, meets monthly, or as needed, to determine the value of the Fund’s investments. The Pricing Committee may enlist independent valuation firms to provide third-party valuation consulting services. The Adviser certifies to the Board that the Fund’s valuation policy and procedures are properly followed.

iDirect Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

The Fund utilizes various methods to measure the fair value of its investments. U.S. GAAP establishes a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC Topic 820, these inputs are summarized below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market for similar instruments, and fair value is determined through the use of models or other valuation methodologies.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. The categorization of Level 2 or Level 3 is based on the significance of the unobservable inputs to the overall valuation. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used to value the Fund’s investments by fair value hierarchy as of March 31, 2026:

				Investments Valued
	Level 1	Level 2	Level 3	at NAV (1)	Total
Investment Interests
Co-Investments
Syndicated Co-Investments	$—	$—	$—	$108,055,820	$108,055,820
Direct Access Investments	—	—	—	710,927,041	710,927,041
Investment Funds
Primary Investments	—	—	—	190,168,320	190,168,320
Secondary Investments	—	—	—	135,898,724	135,898,724
Equity Investments
Preferred Stock	—	—	2,314,972	—	2,314,972
Short-Term Investments	84,479,067	—	—	—	84,479,067
Total Investments:	$84,479,067	$—	$2,314,972	$1,145,049,905	$1,231,843,944

(1)	Investments valued using NAV as the practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals presented on the Consolidated Statement of Assets and Liabilities.

iDirect Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

The following table is a reconciliation of assets in which Level 3 unobservable inputs were used in determining fair value as of March 31, 2026:

				Capital gain
				distributions	Change in
				from	unrealized
	Beginning Balance	Cost of	Proceeds from	underlying	appreciation/	Transfers into	Transfers out of	Ending Balance
	March 31, 2025	purchases	sales	investments	(depreciation)	Level 3	Level 3	March 31, 2026
Co-Investments
Syndicated Co-Investments	$1,975,460	$943,795	$—	$—	$(1,008,640)	$—	$(1,910,615)	$—
Investment Funds
Primary Investments	—	—	—	—	—	—	—	—
Secondary Investments	16,086,282	369,474	(2,897,061)	2,195,237	(2,564,231)	7,449,256	(20,638,957)	—
Equity Investments
Preferred Stock	2,876,096	—	—	—	(561,124)	—	—	2,314,972
Total Investments	$20,937,838	$1,313,269	$(2,897,061)	$2,195,237	$(4,133,995)	$7,449,256	$(22,549,572)	$2,314,972

Transfers to and from Level 3 occurred due to an increase/decrease in the significance of an unobservable input to the estimate of fair value as of and during the year ended March 31, 2026, due to timing of the investment interests’ net asset value or to fund liquidation.

The following table is a summary of the valuation techniques and unobservable inputs used in the fair value measurements as of March 31, 2026:

Investment Type	Fair Value as of March 31, 2026	Valuation Technique(s)	Unobservable Input(s)	Single Input or Range of Inputs
Equity Investments	1,610,956	Option Pricing Model	2025A hashrate multiple 2025A revenue multiple Volitility/Time to exit	95.0x to 115.0x 13.0x to 15.0x 75%/2 years
Preferred Stock	704,016	Market Approach	Revenue multiple	3.5 to 4.3x
Total	$2,314,972

The valuation process involved in Level 3 measurements is designed to subject the valuation of the investments to an appropriate level of consistency, oversight and review. The valuation of the Fund’s Level 3 investments relies on evaluations of multiple observable and unobservable inputs including financial and operating data; company specific developments, stock prices, earnings and tax rates; market valuations of comparable companies; analysis of market segments; and model projections. The output of these evaluations is typically reviewed and approved by the Pricing Committee which receives information surrounding their valuation process and, in some circumstances, the valuation analysis.

Investments Valued at NAV – ASC Topic 820 permits a reporting entity to measure the fair value of an Investment Interest that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the Investment Interest as a practical expedient, without further adjustment. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value.

Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

iDirect Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s valuation policies and procedures that the private investment is not being reported at fair value.

A listing of the Investment Interests held by the Fund and their attributes, as of March 31, 2026, are shown in the table below:

						Notice
			Unfunded	Remaining	Redemption	Period (In	Redemption
Investment Interests	Investment Strategy	Fair Value	Commitments	Life	Frequency (1)	Days)	Restrictions Terms (2)
Syndicated Co-Investments	Investments in operating
	companies alongside a new
	fund, which have been
	syndicated	$108,055,820	$—	N/A	None	N/A	N/A
Direct Access Investments	Investments in operating
	companies alongside a new
	fund, through Direct Access
	arrangements	$710,927,814	$47,301,599	N/A	None	N/A	N/A
Primary Investments	Investments in newly
	established blind-pool
	funds	$190,168,321	$19,558,751	N/A	None	N/A	N/A
Secondary Investments	Investments in assets
	managed by an existing
	sponsor	$136,018,360	$39,320,828	N/A	None	N/A	N/A
Equity Investments - Preferred Stock	Investments in operating
	companies	$2,314,972	—
		$1,147,485,287	$106,181,178

(1)	The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Interests may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Interests have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

(2)	The investment interests cannot be redeemed. Instead, the nature of the investment interests is that distributions are received through the liquidation of the underlying assets. Distributions from Investment Interests occur at irregular intervals, and the exact timing of distributions from Investment Interests cannot be determined. It is estimated that distributions will occur over the life of the Investment Interests.

Unfunded Commitments – As of March 31, 2026, the Fund had total unfunded commitments of $106,181,178 which consisted of $47,301,599 Direct Access Investments, $19,558,751 Primary Investments and $39,320,828 Secondary Investments. The Fund expects to fulfill these unfunded commitments through the use of cash, liquid investments, future distributions from Investment Funds, and line of credit proceeds.

The Fund does not invest directly in marketable securities; however, from time to time, the Investment Interests may make distributions of marketable securities to the Fund. Upon receipt, these marketable securities are initially recorded at their fair values at the date of distribution from the Investment Interests. Thereafter, these marketable securities are carried at their estimated fair value, which is the closing price. The net realized gain (loss) from these securities is recorded in the Consolidated Statement of Operations, if any, represents the difference between the proceeds received from the sale of these marketable securities and the amount at which these marketable securities were initially recorded using the identified cost basis method.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed at least annually and are recorded on ex-dividend date. Distributable net realized capital gains are declared and distributed at least annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

iDirect Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

Federal Income Taxes – The Fund’s policy is to continue to qualify as a Regulated Investment Company (“RIC”) by complying with the provisions of the Internal Revenue Code that are applicable to RICs and to distribute substantially all of its taxable income and net realized (after reduction for capital loss carryforwards) gains to shareholders. Therefore, no federal income tax provision has been recorded for the Fund.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities in accordance with the ASC 740, Accounting for Uncertainty in Income Taxes. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year ended September 30, 2023 through September 30, 2025, or expected to be taken in the Fund’s September 30, 2026, tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. However, the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

iDPE, LLC, the wholly owned subsidiary of the Fund, is a domestic limited liability company that has elected to be treated as a C Corporation for federal and state income tax purposes. State tax returns are filed in various states in which an economic presence exists. Current state taxes consist of income taxes, franchise taxes, business taxes, excise taxes or gross receipts taxes, depending on the state in which the returns are filed. Income taxes are charged based on apportioned income for each state.

iDPE, LLC recognizes deferred income taxes for differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Deferred tax assets are reduced by a valuation allowance when, in the opinion of the Adviser, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

When tax returns are filed, some positions taken may be sustained upon examination by the taxing authorities, while other positions are subject to uncertainty about the merits of the position taken or the amount of the position that would be sustained. The Adviser considers the likelihood of changes by taxing authorities in its filed income tax returns and recognizes a liability for or discloses potential changes that it believes are more likely than not to occur upon examination by taxing authorities.

The Adviser has not identified any uncertain tax positions in filed income tax returns that require recognition or disclosure in the accompanying consolidated financial statements. The Fund’s income federal tax returns for the past three years and state tax returns for the past four years are subject to examination by taxing authorities and may change upon examination. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in operating expense. No interest expense or penalties were recognized during the years ended March 31, 2026, and 2025.

The estimated provision for (benefit from) income taxes for the year ended March 31, 2026 consists of the following:

Federal	$271,302
State	30,263
301,565
Deferred:
Federal	2,296,690
State	256,192
2,552,882

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

iDirect Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

At March 31, 2026 the components of the estimated deferred tax assets and liabilities are as follows:

Deferred tax assets:	$—
Deferred tax liabilities:
Net unrealized gains on investment securities	(2,552,882)

Net deferred tax (liabilities)	$(2,552,882)

Total income tax expense (benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain (loss) on investments before taxes as follows:

iDPE, LLC
Income taxes at statutory rate	$1,743,675
State income tax benefit (net of federal benefit)	226,300
Book to tax period adjustment	884,472
Provision for income taxes	$2,854,447

Cash and Cash Held in Escrow – Cash consists of monies held at UMB Bank, N.A. Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund. Cash held in escrow represents monies received in advance of the effective date of an Investor’s subscription. The monies are deposited with the Fund’s transfer agent and will be released from escrow on the effective date of the subscription. The transfer agent holds escrow monies at First National Bank of Omaha.

Short-Term Investments – Short-term investments represent investments in high quality money market instruments and money market mutual funds and are recorded at NAV per share, which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. Dollars based on the rate of exchange of such currencies against U.S. Dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Consolidated Statement of Operations.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with investing in the Fund.

Investment Transactions – For the year ended March 31, 2026, the cost of purchases and proceeds from sales or other disposition of investments excluding short-term investments amounted to $214,565,074 and $7,322, respectively.

iDirect Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

Associated Risks – During the normal course of business, the Fund may purchase, sell or hold various investments, which may result in certain risks, the amount of which is not apparent from the consolidated financial statements.

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector or geographic region, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

The Fund’s portfolio can be significantly impacted by general economic and political conditions, global and domestic market and industry-specific economic conditions. Political developments, cybersecurity attacks, natural disasters, public health crises and other events outside of the Fund’s control can also adversely impact the Fund and its portfolio in material respects. For example, if any of these events occurred it may have an impact on the Fund’s fair value measurements, financing arrangements or its ability to achieve its investment objectives which could have a material impact.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company, or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although, following the transition period, the Fund intends to invest approximately 90% of its total assets in Direct Access Investments through or alongside Investment Funds sponsored or managed by the Core Independent Managers. The investments held by private equity funds and Direct Access Investments involve the same types of risks associated with an investment in any operating company.

However, due to the private nature of these investments, there are no readily available market quotations and the investments tend to be illiquid and highly speculative. Such investments are valued by the Fund at fair value as determined pursuant to the policies and procedures approved by the Board. The value at which the Fund’s investments can be liquidated may differ from the fair value determined by the Fund. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, which may limit the ability of private equity funds to obtain the required financing or may reduce their expected rate of return.

Illiquidity of Investment Fund Interests. There is no regular market for interests in Investment Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Investment Fund and could occur at a discount to the stated NAV. If the Adviser determines to cause the Fund to sell its interests in an Investment Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

Fees, Expenses, and Incentive Allocations. Investment sponsors who operate Investment Funds in which the Fund invests may receive fees for their services. The fees indirectly borne by the Fund may include a portion of the Investment Funds asset-based fees, incentive allocations, carried interest or fees and operating expenses. These fees are deducted directly from the Investment Funds assets in accordance with their governing documents. Some or all of the Investment Funds in which the Fund invests charge carried interest, incentive fees or allocations based on the Investment Funds’ performance. The Investment Funds in which the Fund invests generally charge a management fee of 1.5%-2% annually of committed or net invested capital, and approximately 20% to 30% of net profits as a carried interest allocation.

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH RELATED PARTIES AND OTHER FEES

The Fund pays the Adviser a monthly fee of 0.075% (i.e., 0.90% on an annualized basis) of the Fund’s month-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Management Fee is in addition to the asset-based fees and incentive fees paid by the Investment Funds to the Investment Managers and indirectly borne by investors

iDirect Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

in the Fund. The Fund incurred $10,388,338 in Management Fees for the year ended March 31, 2026, which is included in the Consolidated Statement of Operations. As of March 31, 2026, the payable due to the Adviser for Management Fees was $1,566,102.

As outlined in the Fund’s prospectus, the Adviser has an “Expense Limitation and Reimbursement Agreement” with the Fund through August 1, 2026 (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A and Class I shares, for any fiscal year, to an amount not to exceed 0.55% per annum of the Fund’s net assets attributed to Class A and Class I shares, respectively. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee and underlying Investment Fund expenses (including contribution requirements for investments, expenses, and management fees); (ii) interest expense and any other expenses incurred in connection with the Fund’s credit facility; (iii) expenses incurred in connection with secondary offerings and Co-Investment Opportunities and other investment-related expenses of the Fund; (iv) Distribution and Servicing Fees in respect of any Class of shares; (v) taxes; and (vi) extraordinary expenses. This agreement may be renewed by the mutual agreement of the Adviser and the Fund for successive terms. Unless renewed, this agreement will terminate automatically at the end of the Limitation Period. This agreement will also terminate automatically upon the termination of the investment advisory agreement between the Adviser and the Fund unless a new investment advisory agreement with the Adviser becomes effective upon such termination. To the extent that Specified Expenses in respect of any Class of shares for any month exceed the Expense Cap applicable to a Class of shares (the “Excess Expenses”), the Adviser will pay the Fund for expenses to eliminate such excess.

To the extent that the Adviser pays Excess Expenses in respect of a Class of shares, it is permitted to receive reimbursement for any expense amounts previously paid by the Adviser, for a period not to exceed three years from the date in which such expenses were paid by the Adviser on a monthly basis, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of shares have fallen to a level below the Expense Cap of the Class and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of shares in the month the reimbursement is being made to a level that exceeds the Expense Cap of the Class. For the year ended March 31, 2026, the Fund did not waive or reimburse excess expenses paid by the Adviser.

The Fund has adopted a Distribution and Service Plan Agreement (the “Plan”) for Class A and Class I shares pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays a monthly fee out of the net assets of Class A shares at the annual rate of 0.60% of the aggregate net asset value of the Class A shares, determined and accrued as of the last day of each calendar month (before any repurchase of shares) (the “Distribution and Servicing Fee”).

The Distribution and Servicing Fee is paid to iCapital Markets LLC, an affiliate of the Adviser, as the distributor of the shares (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Class I shares are not subject to the Distribution and Servicing Fee. During the year ended March 31, 2026, pursuant to the Plan, Class A shares incurred $2,283,490 in Distribution and Servicing Fees paid to the Distributor, which are included in the Consolidated Statement of Operations. As of March 31, 2026, Distribution and Servicing Fees payable to the Distributor was $382,825.

The Fund reimburses the Adviser for certain sub-accounting and sub-transfer agency fees at 0.15% of the net assets of applicable shareholder accounts for the fees payable by the Adviser to identified service providers. During the year ended March 31, 2026, the Fund incurred $409,339 of sub-accounting and sub-transfer agency fees, all of which were reimbursed to the Adviser under this arrangement and recorded as transfer agent fees in the Consolidated Statement of Operations. As of March 31, 2026, service fees payable to related parties includes a payable of $119,916 payable to the Adviser for sub-accounting and sub-transfer agency fees.

The Board provides supervision of the affairs of the Fund. The Trustees of the Fund who are not affiliated with the Adviser receive an annual retainer and per meeting fees for special meetings and are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board, and the Audit Committee Chair, and the Nominating and Governance Committee Chair receive additional annual retainers. The Trustees do not receive any pension or retirement benefits from the Fund. Trustee fees and expenses incurred for the year ended March 31, 2026 are included in the Consolidated Statement of Operations.

iDirect Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

Ultimus Fund Solutions (“UFS”)

UFS provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to the servicing agreement with UFS, the Fund pays UFS customary fees for providing such services to the Fund. During the year ended March 31, 2026, certain officers of the Fund were also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities. For the year ended March 31, 2026, the Fund incurred $576,035 of administrative service fees, $113,828 of transfer agent fees, and $168,274 of fund accounting fees, which are included in the Consolidated Statement of Operations. As of March 31, 2026, service fees payable to related parties includes a payable of $297,465 due to UFS for administration, transfer agent fees and fund accounting fees.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, a related party of UFS, provides compliance services and a chief compliance officer, pursuant to a consulting agreement between NLCS and the Fund. For the year ended March 31, 2026, the Fund incurred $41,912 in NLCS customary fees which are included in chief compliance officer fees on the Consolidated Statement of Operations. As of March 31, 2026, service fees payable to related parties includes a payable of $0 due to NLCS for chief compliance officer fees.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, a related party of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the year ended March 31, 2026, the Fund incurred $252,000 of printing and postage expenses, which are included in the Consolidated Statement of Operations. As of March 31, 2026, services fees payable to related parties payable includes a payable of $38,633 due to Blu Giant for printing and postage expenses.

5.	REPURCHASES OF SHARES

The Fund may from time to time, offer to repurchase shares pursuant to written tenders by shareholders. For the year ended March 31, 2026, the Adviser recommended and intends to continue to recommend to the Board (subject to its discretion) that the Fund offer to repurchase shares from shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. In determining whether the Fund should offer to repurchase shares from shareholders, the Board considers the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase shares from shareholders quarterly, with such repurchases to occur as of March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 45 days prior to the applicable repurchase date. Any repurchase of shares from a shareholder which are held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2.00% of the net asset value of any such shares repurchased by the Fund. There is no minimum number of shares which must be repurchased in any repurchase offer. For the year ended March 31, 2026, the early repurchase fees were $6,569. This amount is netted against the Shares Repurchased in the Statement of Changes in Net Assets.

During the year ended March 31, 2026, the Fund repurchased tendered shares as follows:

			Number of	Net Asset	Repurchased	Shares Outstanding on
	Repurchase	% of Shares	Shares	Value of Shares	Value of Shares	Repurhase Date,
Repurchase Date	Offer Amount	Tendered	Tendered	Tendered	Tendered	Before Repurchase
June 30,2025
Class A		2.23%	458,372	18.11	8,301,121	20,532,754
Class I		1.11%	196,973	39.84	7,847,433	17,756,373
Total	49,959,000				16,148,554
September 30,2025
Class A		2.05%	389,410	18.46	7,188,507	18,985,879
Class I		0.14%	280,034	40.67	11,388,968	205,779,289
Total	57,543,500				18,577,475
December 30, 2025
Class A		1.39%	287,419	18.92	5,437,960	20,741,580
Class I		1.74%	344,308	41.75	14,374,847	19,770,098
Total	57,585,145				19,812,807
March 31, 2026
Class A		2.52%	524,366	18.62	9,763,690	20,834,199
Class I		0.97%	197,673	41.15	8,134,260	20,388,286
Total	61,142,174				17,897,950

iDirect Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Fund’s must recent tax year-end is September 30, 2025, as such, the information in this section is as of the Fund’s most recent tax year end.

The tax character of Fund distributions paid for the tax years ended September 30, 2025, and September 30, 2024, was as follows:

	Tax Year Ended	Tax Year Ended
	September 30, 2025	September 30, 2024
Ordinary Income	$—	$—
Long-Term Capital Gain	27,811,092	5,534,959
Return of Capital	3,306,244	—
	$31,117,336	$5,534,959

As of September 30, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(2,167,482)	$—	$15,482,615	$252,667,966	$265,983,099

The difference between book basis and tax basis accumulated ordinary income/(loss) and other book/tax differences are primarily attributable to the unamortized portion of organizational expenses for tax purposes and adjustments for partnerships, passive foreign investment companies, and the Fund’s wholly-owned subsidiary.

Late year losses incurred after December 31 within the tax year are deemed to arise on the first business day of the following tax year for tax purposes. The Fund incurred and elected to defer such late year losses of $2,167,482.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses resulted in reclassification for the tax year ended September 30, 2025 as follows:

Accumulated
Paid-in Capital	earnings(losses)
$(8,804,144)	$8,804,144

These reclassifications had no effect on net assets.

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at March 31, 2026, were as follows:

Tax cost basis of investments	$983,148,780

Gross unrealized appreciation	$307,366,399
Gross unrealized depreciation	(58,671,235)
Net unrealized appreciation	$248,695,164

iDirect Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

7.	COMMITMENTS AND CONTINGENCIES

Revolving Credit Agreement

Effective March 3, 2023, the Fund entered into a revolving credit agreement (“Credit Facility”) with Royal Bank of Canada (the “Lender”). The Credit Facility, as amended on February 24, 2026, has a maximum borrowing limit of $120 million ("Committed Loan Limit") and has a maturity date of February 27, 2027. The Fund has access to the Credit Facility for working capital to manage liquidity, including providing financing for the Fund’s acquisition of Investment interests. The Credit Facility has an interest rate which is dependent upon the effective borrowing date (“Borrowing Date”); if a Loan is requested three business days prior to the Borrowing Date, the applicable interest rate is 3 Month Secured Overnight Financing Rate (“SOFR”) plus 1.30% per annum, if a Loan is requested less than three days prior to the Borrowing Date, the applicable interest rate is Prime Rate plus 1.30% per annum. The Fund pays the Lender a Facility Fee of 1.05% based upon the Committed Loan Limit. For the year ended March 31, 2026, the Fund incurred $993,945 in commitment fees, which are included in the line of credit fees in the Consolidated Statement of Operations. For the year ended, March 31, 2026, the Line of Credit activity for the Fund was as follows:

			Maximum Amount
Average	Amounts Outstanding	Interest	outstanding during the year
Borrowings	as of March 31, 2026	Expense	ended March 31, 2026
$25,000,000	$—	$31,075	$25,000,000

8.	NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted the ASU Update 2023-09, "Income Taxes (Topic 740) Improvements to Income Tax Disclosures" ("ASU 2023-09"), which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. The Fund’s adoption of ASU 2023-09 did not have a material impact on the Fund's consolidated financial statements.

9.	SUBSEQUENT EVENTS

Subsequent to March 31, 2026 and through May 29, 2026, the date the consolidated financial statements were issued, the Adviser evaluated subsequent events and concluded that there were no events requiring accrual or disclosure other the following:

Effective April 1, 2026 the Fund increased its Credit Facility to $160 million.

iDirect Private Markets Fund
ADVISORY CONTRACT RENEWAL AGREEMENT (Unaudited)
March 31, 2026

Approval of Investment Advisory Agreement

At a meeting held on December 10, 2025 (the “Meeting”), the Board of Trustees (the “Board”) of iDirect Private Markets Fund (the “Fund”), including each of the trustees that are not “interested persons” of the Fund (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the annual approval of the investment advisory agreement (the “Advisory Agreement”) between iCapital Registered Fund Adviser, LLC (“iCapital” or the “Adviser”) and the Fund.

In connection with the Board’s consideration of the Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (a) a description of the Adviser’s investment management personnel; (b) an overview of the Adviser’s operations and financial condition; (c) a comparison of the Fund’s advisory fee and overall expenses with those of comparable closed end investment funds registered under the 1940 Act; (d) the level of profitability from the Adviser’s fund-related operations; (e) the compliance policies and procedures of the Adviser including policies and procedures for personal securities transactions; and (f) information regarding the performance of the Fund compared to other comparable closed-end investment funds registered under the 1940 Act, relevant benchmark indices, and the historical performance of other 1940 Act registered funds managed by the Adviser.

Matters considered by the Board in connection with its approval of the Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by iCapital related to the Advisory Agreement with respect to the Fund including: the Advisory Agreement; a description of the manner in which investment decisions are to be made and executed; an overview of the personnel that will perform services for the Fund and their background and experience; a review of the financial condition of iCapital; information regarding risk management processes and liquidity management; the compliance policies and procedures of iCapital, including its business continuity and cybersecurity policies, and a code of ethics that contained provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); and iCapital’s compliance and regulatory history.

The Board reviewed the portfolio capabilities of iCapital and its ability to deliver performance consistent with what shareholders are accustomed to. The Board also considered the CCO’s statement that he had reviewed the compliance policies and procedures of iCapital and concluded that its compliance program is reasonably designed to prevent and detect violations of the Federal Securities Laws (as defined in Rule 38a-1 under the 1940 Act) and complies with Rule 38a-1 under the 1940 Act. Based on this review, the Board concluded that the range and quality of services provided by iCapital to the Fund under the Advisory Agreement would be at the same or improved levels and were expected to be satisfactory.

Performance. The Board considered the Fund’s performance for certain periods ended August 31, 2025, as compared to the Fund’s primary benchmark index, the MSCI All-Country World Total Return Index (“MSCI ACWI”), and the performance of other externally managed closed-end funds with investment objectives and strategies comparable to those of the Fund for the period those funds have been in operation (the “Peer Funds”).

The Board concluded that iCapital was managing the Fund according to its investment strategy and had the ability to provide an acceptable level of investment returns for the Fund and its shareholders.

iDirect Private Markets Fund
ADVISORY CONTRACT RENEWAL AGREEMENT (Unaudited) (Continued)
March 31, 2026

Advisory Fees. As to the costs of the services to be provided, the Board considered a comparison prepared by iCapital of the Fund’s advisory fee and net expenses to those of the Peer Funds. The Board considered that iCapital charged an annualized advisory fee of 0.90% of the Fund’s average net assets, which was lower than the mean advisory fee charged to the Peer Funds. The Board also considered the Fund’s net total expense ratio as compared to those of the Peer Funds and noted that the Fund’s 2.10% expense ratio was lower than the mean net expense ratio of the Peer Funds. The Board concluded that the contractual advisory fee was not unreasonable, and that the Fund’s overall expense ratio was acceptable.

Profitability. The Board noted the Adviser’s net profitability is reasonable and not excessive given the complexity of this Fund.

Economies of Scale . The Board determined that based on the Fund’s current asset size and complexity, and expense limitation agreement with iCapital, economies of scale that would require breakpoints had not been realized at this time.

Conclusion. The Board, having requested and received such information from iCapital as it believed reasonably necessary to evaluate the terms of the Advisory Agreement and having been advised by independent counsel that the Independent Trustees had appropriately considered and weighed all relevant factors, determined that the renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders. In considering the Advisory Agreement, the Board did not identify any one factor as all important and each Trustee may have considered different factors as more important.

iDirect Private Markets Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2026

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**

Interested Trustee

Nick Veronis (60) One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee and President	Indefinite Length — Since 2021	Co-Founder and Managing Partner of iCapital Network	5	None

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**

Independent Trustees

Mark D. Gersten (75) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since Inception	Independent Consultant (since 2012)	5	Trustee of Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); and Two Roads Shared Trust (since 2012)

Christopher Russell (61) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since 2024	Partner and Manager, CWR Partners LLC (Since 2023); Manager and Owner SCWM Capital LLC (since 2024); Managing Director (2018-2024)	5	N/A

Anita K. Krug (56) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since Inception	Dean and Professor Chicago Kent Law School (since 2019); Interim Vice Chancellor for Academic Affairs University of Washington Bothell (2018 – 2019); and University of Washington School of Law Interim Dean (2017 – 2018), Professor (2016 – 2019), Associate Professor (2014 – 2016), and Assistant Professor (2010 –2014)	5	Trustee of Two Roads Shared Trust (since 2012) and Centerstone Investors Trust (2016-2021); Trustee of Altair/Eagle Funds (since 2024)

iDirect Private Markets Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2026

Name, Age and Address	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Officers

Daniel Ellenwood (57) c/o Northern Lights Compliance Services. LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022	Chief Compliance Officer	Indefinite Length— Since 2024 (Chief Compliance Officer and Anti-Money Laundering Officer)	Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2024); Chief Compliance Officer North Square Investments, LLC (2021-2023); Vice President, Fund Compliance Oversight Manager, Nuveen Investments - TIAA (2013-2021).

Jared Lahman (39) Northern Lights Compliance Services, LLC 4221 North 203rd Street Suite 100 Elkhorn, NE 69022	Anti-Money Laundering Officer	Indefinite Length-Since 2025	Compliance Analyst, Northern c/o Lights Compliance Services, LLC (since January 2019)

Indira Mahadeo (54) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite Length-Since 2024	Managing Director and Global Head of Fund Finance and Treasury (since 2024) Global Head of Strategic Transformation for MSIM Operations Platforms (2019-2024)

Stephen Jacobs (63) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Secretary	Indefinite Length —Since 2021	General Counsel, Institutional Capital Networks Inc (since 2019) and Chief Operating Partner and Co-Chair of the Corporate Department, Herrick Feinstein LLP (2016-2019)

Timothy Burdick (38) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Assistant Secretary	Indefinite Length — Since 2022	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); Senior Program Compliance Manager, CJ Affiliate (2016 – 2019).

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

PRIVACY NOTICE

What does iDirect Private Markets Fund (the “Fund”) do with your personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and wire transfer instructions

●   Account transactions and transaction history

●   Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?

For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes To offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes Information about your transactions and records	No	We don’t share

For our affiliates’ everyday business purposes Information about your creditworthiness	No	We don’t share

For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-888-524-9441

What we do

How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your non-public personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●   Open an account or deposit money

●   Direct us to buy securities or direct us to sell your securities

●   Seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   Sharing for affiliates’ everyday business purposes—information about your creditworthiness

●   Affiliates from using your information to market to you

●   Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with our affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies ● The Fund does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

iDirect Private Markets Fund

SUPPLEMENTAL INFORMATION

March 31, 2026

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-212-994-7400 or by referring to the Funds Website at https://idirectinvestments.com/idpe/ or referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-212-994-7400.

INVESTMENT ADVISOR
iCapital Registered Fund Adviser LLC.
60 East 42nd Street, 26th Floor
New York, NY 10165

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

iDPC-AR26

iDirect
PRIVATE MARKETS FUND

60 East 42 Street, 26 Floor New York, NY 10165 212.994.7400

iDirectInvestments.com

NORTH AMERICA
New York City
Princeton
Greenwich Boston
Boca Raton
Toronto Stamford
Jacksonville
Salt Lake City
Miami

EMEA
Zurich
London
Lisbon
Edinburgh
Abu Dhabi

APAC
Hong Kong
Singapore
Tokyo Sydney

(b)       Not Applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

a) The Registrant’s board of trustees has determined that Mark Gersten is a financial expert, as defined in Item 3 of Form N-CSR. Mark Gersten is independent for the purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees for Fiscal Years Ended March 31, 2026 and March 31, 2025

2026 - $90,000

2025 - $107,000

(b)	Audit-Related Fees

There were no fees billed in each of the last two fiscal years ended March 31, 2026 and March 31, 2025, for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees

2026 - $89,000

2025 - $62,900

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

For Fiscal Years Ended March 31, 2026 and March 31, 2025

2026 - $89,000

2025 - $62,900

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)       Not Applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the Report to Shareholders filed under Item 1(a) of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)       Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

(b)       The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

(c)        The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of March 31, 2026, the personnel of the Advisers who have primary responsibility for management of the Fund are Nicholas Veronis and David Shyu.

Nicholas Veronis

Nicholas is a Co-Founder and one of the Managing Partners of iCapital Network, Inc., where he is Head of Portfolio Management. He spent 11 years at Veronis Suhler Stevenson (VSS), a middle market private equity firm where he was a Managing Director responsible for originating and structuring investment opportunities. At VSS, he specialized in the business information services sector and helped spearhead the firm’s investment strategy in the financial software and data sector, including its investment in Ipreo. Nicholas was previously an operating advisor to Atlas Advisors, an independent investment bank based in New York. He began his career as a financial journalist for The Boston Business Journal, was a reporter for The Star-Ledger, and a Senior Associate in the New Media Division of Newhouse Newspapers. He holds a BA in economics from Trinity College and FINRA Series 7, 79, and 63 licenses.

David Shyu

David Shyu is a Co-Portfolio Manager of the Fund. Prior to iCapital, Mr. Shyu was a Director of Newbury Partners, responsible for the origination, valuation, execution and monitoring of secondary investments and co-investments. Prior to Newbury, Mr. Shyu was an Associate in the Secondary Group at Auda Private Equity. Previously, Mr. Shyu worked as an analyst at Goldman Sachs. Mr. Shyu graduated cum laude from Princeton University with a BSE in Operations Research and Financial Engineering.

(a)(2)

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of March 31, 2026:

				Total Assets in
			Number of	Accounts Subject
			Accounts Subject	to a Performance-
		Total Assets in	to a Performance-	Based Advisory
	Number of	Accounts	Based Advisory	Fee
Nicholas Veronis	Accounts	($million)	Fee	($million)
Registered Investment Companies	3	1015	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

David Shyu	Number of Accounts	Total Assets in Accounts ($million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($million)
Registered Investment Companies	1	286	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

(a)(3) As of March 31, 2026, the compensation of each portfolio manager is typically comprised of (i) a fixed annual salary, (ii) a discretionary bonus determined by reference to personal performance, as well as the performance of iCapital, Inc., and iCapital Registered Fund Adviser LLC, (iii) a 401K matching plan, and (iv) one or more option grants pursuant to the iCapital option plan, as amended, which typically vest over a four year period, Such amounts are payable by iCapital, Inc. (or a subsidiary of iCapital, Inc.) and not by the Adviser or Fund. iCapital implements annually, a formalized performance evaluation for all employees that includes goal setting, 360 feedback, mid-year evaluations and final year-end assessments carried out by management.

(a)(4)

As of March 31, 2026, Nick Veronis had $1,000,001-$1,500,000 in beneficial ownership of the Fund.

As of March 31, 2026, David Shyu had no beneficial ownership of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics filed herewith

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable

(a)(5) Disclosure regarding change in registrant’s independent registered public accountant is attached hereto.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) iDirect Private Markets Fund

By (Signature and Title)
/s/ Nicholas Veronis
Nicholas Veronis, President/Principal Executive Officer

Date	06/09/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Nicholas Veronis
Nicholas Veronis, President/Principal Executive Officer

Date	06/09/2026

By (Signature and Title)
/s/ Indira Mahadeo
Indira Mahadeo, Treasurer/Principal Financial Officer

Date	06/09/2026